EXHIBIT 10.19

                       THIRD AMENDMENT TO CREDIT AGREEMENT

Harris Trust and Savings Bank
Chicago, Illinois

Ladies and Gentlemen:

     Reference is hereby made to that certain Credit Agreement dated as of November 30, 2001 (the Credit Agreement, as the same has been amended prior to the date hereof, being referred to herein as the "Credit Agreement"), between the undersigned, MAF Bancorp, Inc., a Delaware corporation (the "Company") and you (the "Lender"). All capitalized terms used herein without definition shall have the same meanings herein as such terms have in the Credit Agreement.

     The Company has requested the Lender amend the Credit Agreement by (a) extending the Revolving Credit Termination Date, (b) make an additional term loan advance, (c) amend certain financial performance covenants, and (d) amend certain other provisions of the Credit Agreement, and the Lender is willing to do so under the terms and conditions set forth in this agreement (herein, the "Amendment").

1. AMENDMENTS.

     Upon satisfaction of the conditions precedent set forth in Section 2 below, the Credit Agreement shall be and hereby is amended as follows:

          1.1. Section 1.4 of the Credit Agreement (Term Credit) is hereby amended and restated in its entirety to read as follows:

               Section 1.4. Term Credit. As of November 1, 2004, the Company is indebted to the Lender in the principal amount of $45,000,000 pursuant to that certain Term Note of the Company dated November 30, 2001, issued in the original principal amount of $55,000,000 (the "Prior Term Note"). The Company acknowledges and agrees that the outstanding amount on the Prior Term Note is owing to the Lender without defense, offset or counterclaim. Subject to the terms and conditions hereof, the Lender agrees to make an additional term loan advance to the Company in the principal amount of $25,000,000 (the "Additional Term Loan"), which shall be advanced in a single borrowing on or before November 5, 2004, at which time the commitment of the Lender to make the Additional Term Loan shall expire. The Additional Term Loan shall be applied by the Company to fund a portion of the Chesterfield Acquisition, and other valid business purposes. The Additional Term Loan, together with the aggregate principal balance of the Prior Term Note, shall be combined into a single term loan so that all such indebtedness from and after

          November 1, 2004, shall be evidenced by a single promissory note of the Company in the form attached hereto (with appropriate insertions) as Exhibit B, payable to the order of the Lender in the principal amount of $70,000,000 (herein, "Term Note", and the aggregate principal amount of loans evidenced thereby being referred to herein as the "Term Loan"). The Term Note is being issued in substitution and replacement for, and shall evidence the indebtedness heretofore evidenced by, the Prior Term Note, as well as the Additional Term Loan made hereunder. The Term Note shall be dated the date of issuance thereof and be expressed to bear interest as set forth in Section 2 hereof. The Company hereby promises to make principal payments on the Term Note in installments on the dates set forth in column A below each in an amount equal to the amount set forth in column B below opposite the relevant due date:

               The Company hereby agrees to repay the balance of the Term Loan in the amounts and on the dates set forth below:

                      A                                   B
                                               SCHEDULED PRINCIPAL
                PAYMENT DATE                  PAYMENT ON TERM NOTE

                 12/31/2005                        $7,000,000
                 12/31/2006                        $7,000,000
                 12/31/2007                        $7,000,000
                 12/31/2008                        $7,000,000
                 12/31/2009                        $7,000,000
                 12/31/2010                        $7,000,000
                 12/31/2011              $28,000,000 or such lesser amount
                                         representing the remaining principal
                                         balance of the Term Loan

          1.2. The definition of "Term Credit Commitment" appearing in Section
     4.1 of the Credit Agreement is hereby deleted, and the definitions of "Applicable LIBOR Margin" and "Revolving Credit Termination Date" appearing in Section 4.1 of the Credit Agreement (Definitions) shall each be amended and restated in their entirety to read as follows:

               "Applicable LIBOR Margin" means (i) with respect to the Revolving Credit Loans, 0.95% and (ii) with respect to the Term Loans, 1.10%.

               "Revolving Credit Termination Date" means October 31, 2005, or such earlier date on which the Revolving Credit Commitment is terminated in whole pursuant to Section 3.3, 3.4, 8.2, or 8.3 hereof.

          1.3. Section 4.1 of the Credit Agreement (Definitions) shall be amended by adding the following definition of "Chesterfield Acquisition" to read as follows:

               "Chesterfield Acquisition" means the acquisition by the Company of Chesterfield Financial Corporation and its subsidiaries pursuant to the Agreement and Plan of Merger by and among the Company, Classic Acquisition Corp., a Delaware corporation, and Chesterfield Financial Corp., a Delaware corporation, dated as of June 5, 2004.

          1.4. Subsection (ii) of Section 5.4 of the Credit Agreement (Use of Proceeds) is hereby amended and restated in its entirety to read as follows:

               (ii) the Term Loan, to finance the Mid Town Bancorp Acquisition and to refinance existing indebtedness owing by the Company to the Lender and, with respect to the Additional Term Loan portion thereof, to finance a portion of the Chesterfield Acquisition.

          1.5. Section 7.9 of the Credit Agreement (Adjusted Net Worth) is hereby amended and restated in its entirety to read as follows:

               Section 7.9. Adjusted Net Worth. The Company shall, as of the last day of each fiscal quarter of the Company, maintain Adjusted Net Worth of the Company and its Subsidiaries determined on a consolidated basis in an amount not less than $475,000,000.

          1.6. Exhibit B to the Credit Agreement is hereby amended and restated in its entirety to read as Exhibit B attached hereto.

               1.7. Upon the effectiveness of the Chesterfield Acquisition,
          Schedule 5.2 of the Credit Agreement is hereby amended and restated to read as set forth on Schedule 5.2 attached hereto and made a part hereof.

2.       CONDITIONS PRECEDENT.

         The effectiveness of this Amendment is subject to the satisfaction of all of the following conditions precedent:

          2.1. The Company and the Lender shall have executed and delivered this Amendment, and the Company shall have executed and delivered a replacement Term Note to the Bank in the form attached hereto as Exhibit B.

          2.2. The Lender shall have received certified copies of resolutions adopted by the Board of Directors of the Company authorizing the execution and delivery of this Amendment and the replacement Term Note, together with a current incumbency certificate containing the name, title, and genuine signature of its authorized officers, in each case certified to by its Corporate Secretary and in form and substance acceptable to the Lender.

          2.3. Legal matters incident to the execution and delivery of this Amendment shall be satisfactory to the Lender and its counsel; and the Lender shall have received the favorable written opinion of counsel for the Borrower in form and substance satisfactory to the Lender and its counsel.

SECTION 3. REPRESENTATIONS.

     In order to induce the Lender to execute and deliver this Amendment, the Company hereby represents to the Lender that, as of the date hereof and after giving effect to the advance of the Additional Term Loan and the consummation of the Chesterfield Acquisition contemplated hereby, (a) the representations and warranties set forth in Section 5 of the Credit Agreement are and shall be and remain true and correct (except that the representations contained in Sections
5.5 and 5.6 shall be deemed to refer to the most recent financial statements of the Company delivered to the Lender) and (b) no Default or Event of Default has occurred and is continuing under the Credit Agreement or shall result after giving effect to this Amendment.

4. MISCELLANEOUS.

          4.1. Except as specifically amended herein, the Credit Agreement shall continue in full force and effect in accordance with its original terms. Reference to this Amendment need not be made in the Credit Agreement, the Notes, or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to or with respect to the Credit Agreement, any reference in any of such items to the Credit Agreement being sufficient to refer to the Credit Agreement as amended hereby.

          4.2. The Company agrees to pay on demand all reasonable costs and expenses of or incurred by the Lender in connection with the negotiation, preparation, execution, and delivery of this Amendment and the replacement Term Note, including the reasonable fees and expenses of counsel for the Lender.

          4.3. This Amendment may be executed in any number of counterparts, and by the different parties on different counterpart signature pages, all of which taken together shall constitute one and the same agreement. Any of the parties hereto may execute this Amendment by signing any such counterpart and each of such counterparts shall for all purposes be deemed to be an original. This Amendment shall be governed by the internal laws of the State of Illinois.


                           [SIGNATURE PAGE TO FOLLOW]

     This Third Amendment to Credit Agreement is entered into and effective as of November 1, 2004.

                                MAF BANCORP, INC.


                             By:   /s/ Jerry A. Weberling
                                   ------------------------------------------
                             Name  Jerry A. Weberling
                                   ------------------------------------------
                             Title Exec. V.P. and CFO
                                   ------------------------------------------


         Accepted and agreed to in Chicago, Illinois, as of the date and year last above written.

                             HARRIS TRUST AND SAVINGS BANK


                             By:   /s/ Michael S. Cameli
                                   ------------------------------------------
                             Name  Michael S. Cameli
                                   ------------------------------------------
                             Title VP
                                   ------------------------------------------

                                    EXHIBIT B

                                MAF BANCORP, INC.
                                    TERM NOTE

                                                               Chicago, Illinois
$70,000,000                                                    November 1, 2004

     FOR VALUE RECEIVED, the undersigned, MAF BANCORP, Inc., a Delaware corporation (the "Company"), hereby promises to pay to the order of HARRIS TRUST AND SAVINGS BANK (the "Lender"), at the principal office of the Lender in Chicago, Illinois, the principal sum of Seventy Million Dollars ($70,000,000) or, if less, the aggregate principal amount of the Term Loan made to the Company under Section 1.4 of the Credit Agreement hereinafter referred to, in seven (7) consecutive annual principal installments in the amounts called for by Section
1.4 of the Credit Agreement hereinafter referred to, commencing on December 31, 2005, and continuing on the last day of each December thereafter to and including December 31, 2011, the final maturity hereof.

     This Note evidences the Term Loan made to the Company by the Lender under that certain Credit Agreement dated as of November 30, 2001, as amended to date by the First, Second, and Third Amendments to Credit Agreement, between the Company and the Lender (said Credit Agreement, as the same may be further amended, modified or restated from time to time, being referred to herein as the "Credit Agreement"), and the Company hereby promises to pay interest at the office specified above on the Term Loan evidenced hereby at the rates and at the times and in the manner specified therefor in the Credit Agreement.

     This Note is issued by the Company under the terms and provisions of the Credit Agreement, and this Note and the holder hereof are entitled to all of the benefits provided for thereby or referred to therein, to which reference is hereby made for a statement thereof. This Note may be declared to be, or be and become, due prior to its expressed maturity and voluntary prepayments may be made hereon, all in the events, on the terms and with the effects provided in the Credit Agreement. All capitalized terms used herein without definition shall have the same meanings herein as such terms are defined in the Credit Agreement.

     The Company hereby promises to pay all costs and expenses (including attorneys' fees) suffered or incurred by the holder hereof in collecting this Note or enforcing any rights in any collateral therefor. The Company hereby waives presentment for payment and demand. THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE INTERNAL LAWS OF THE STATE OF ILLINOIS WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAW.

                                     MAF BANCORP, INC.



                                 By /s/ Jerry Weberling
                                    -------------------------------------------
                                    Jerry Weberling       Exec. V.P. and CFO
                                    --------------------, ---------------------
                                    (Print or Type Name)        (Title)


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                                  SCHEDULE 5.2


                                  SUBSIDIARIES

                                                        JURISDICTION OF
                        NAME                             INCORPORATION                PERCENTAGE OWNERSHIP
Mid America Bank, fsb                                    United States       Company - 100%

MAF Developments, Inc.                                      Illinois         Company - 100%

Mid America Investment Services, Inc.                       Illinois         Mid America Bank, fsb - 100%

Mid America Finance Corporation                             Illinois         Mid America Bank, fsb - 100%

Mid America Mortgage Securities, Inc.                       Illinois         Mid America Bank, fsb - 100%

Mid America Insurance Agency, Inc.                          Illinois         Mid America Investment Services, Inc. - 100%

N.W. Financial Corporation                                  Illinois         Mid America Bank, fsb - 100%

Fidelity Corporation                                        Illinois         Mid America Bank, fsb - 100%

Fidelity Loan Services, Inc.                                Illinois         Mid America Bank, fsb - 100%

SF Investment Corporation                                    Nevada          Mid America Bank, fsb - 100%

St. Francis Equity Properties, Inc.                        Wisconsin         Mid America Bank, fsb - 100%

SF Insurance Services Corporation                          Wisconsin         Mid America Bank, fsb - 100%

Randall Road Development Corp.                              Illinois         N.W. Financial Corporation - 100%

Reigate Woods Development Corp.                             Illinois         N.W. Financial Corporation - 100%

Centre Point Title Services, Inc.                           Illinois         Mid America Bank, fsb - 100%

MAF Realty Co., L.L.C. - III                                Delaware         Mid America Bank, fsb - 100%

MAF Realty Co., L.L.C. - IV                                 Delaware         MAF Realty Co., L.L.C. - III - 100%*

Mid America Re, Inc.                                        Vermont          Mid America Investment Services, Inc. - 100%

Mid Town Development Corporation                            Illinois         Company - 100%

Equitable Finance Corp.                                     Illinois         Company - 100%

Chesterfield Insurance Services, LLC                        Illinois         Mid America Bank, fsb - 100%

------------------------------
* 11% of the preferred membership interests of MAF Realty Co., L.L.C. - IV is owned by employees, former employees and directors of Mid America Bank. The remaining preferred membership interests and all of the common membership interests are owned by MAF Realty Co., L.L.C. - III.